UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2008
PLATO LEARNING, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20842	36-3660532

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10801 Nesbitt Avenue South, Bloomington, MN		55437

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (952) 832-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 11, 2008, the Compensation Committee of our Board of Directors approved the Fiscal 2009 Executive Annual Incentive Plan. A description of the plan is attached hereto as Exhibit 10.2.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
Exhibit 10.2	Fiscal 2009 Executive Annual Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PLATO LEARNING, INC.
December 16, 2008	By	/s/ Robert J. Rueckl
Robert J. Rueckl
Vice President and Chief Financial Officer

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